SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 27, 2004

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

                                      3812
                          (Primary Standard Industrial
                           Classification Code Number)


             New York                                        11-0707740
   (State or Other Jurisdiction                           (I.R.S. Employer
of Incorporation or Organization)                        Identification No.)


                                 --------------

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 --------------

                                 Not applicable
          (Former name or former address, if changed since last report)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 27, 2004, EDO Corporation entered into an Amended and Restated Employment Agreement with James M. Smith, Chairman, President and Chief Executive Officer of EDO Corporation attached hereto as Exhibit 10.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 28, 2004, EDO Corporation issued an earnings release announcing its financial results for the quarter ended September 25, 2004. A copy of this earnings release is attached hereto as Exhibit 99.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 28, 2004


                                   EDO CORPORATION



                                   By:        /s/ Frederic B. Bassett
                                   ---------------------------------------
                                        Name:      Frederic B. Bassett
                                        Title:     Vice President-Finance,
                                                   Treasurer and Chief
                                                   Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit
--------------          ----------------------

10 Amended and Restated Employment Agreement dated October 27, 2004
99 Earnings Press Release of EDO Corporation dated October 28, 2004